1 Investor Presentation February 2022

Disclaimer 2 This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning our business and growth strategies, investment, financing and leasing activities and trends in our business, including trends in the market for single-tenant, retail commercial real estate, and our financial outlook. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such statements included in this presentation may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. For a further discussion of these and other factors that could impact future results, performance or transactions, see the information under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, subsequent Quarterly Reports on Form 10-Q and other reports filed with the SEC from time to time. Forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation. New risks and uncertainties may arise over time and it is not possible for us to predict those events or how they may affect us. Many of the risks identified herein and in our periodic reports have been and will continue to be heightened as a result of the ongoing and numerous adverse effects arising from the novel coronavirus (COVID-19). We expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law.

Company & Investment Highlights 3 NETSTREIT Is Built on a Foundation of Strength on Both Sides of the Balance Sheet, Led by a Seasoned Leadership Team with an Exceptional Track Record High-Quality, Diversified, and Defensive Net Lease Retail Portfolio Conservative Capitalization to Support Accretive Growth Active Asset Management to Achieve Optimal Portfolio Performance2 Disciplined Underwriters with Dual Focus on Credit AND Real Estate3 Multifaceted Investment Strategy Leveraging Deep Industry Relationships4 1 Durable and Defensive Cash Flows with Demonstrated Resiliency Platform Positioned for Scale5

Durable and Defensive Cash Flows with Demonstrated Resiliency NETSTREIT STRATEGY BY THE NUMBERS1 4 Source: Company data. Portfolio data represents portfolio as of 12/31/2021 unless otherwise noted. 1. Figures represent percentage of ABR unless otherwise noted. 2. Represents tenants with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody's, or NAIC. 3. Defensive retail tenancy based on rent from tenants in necessity, discount, or service-oriented industries. Investment Grade Tenancy 65.2% Investment Grade Profile Tenancy2 16.4% Defensive Retail Tenancy3 85.6% Occupancy 100.0% 1 Investment grade tenancy provides defensive, consistent performance through economic cycles ▪ High-quality tenancy creates bond-like leases with high rent collections during times of disruption ▪ 81.6% of portfolio consisted of investment grade tenants, or tenants with an investment grade profile Defensive nature of NETSTREIT portfolio strategy ▪ Focused on defensive industries such as necessity, discount, and service-oriented retailers, with e-commerce resistant strategies Healthy portfolio with strong external growth opportunities ▪ Maintained 100% occupancy through all of 2020 and 2021 ▪ Average quarterly investment activity of $109.1 million since the beginning of 2020 ▪ Continued focus on blend & extend opportunities and development projects

3.4% 3.8% 5.3% 6.3% 11.4% 12.0% 14.6% 19.6% 13.4 14.0 9.9 9.3 9.3 10.4 10.6 9.0 STOR EPRT NTST FCPT ADC SRC NNN O Lease Rollover % ('22-'25) WALT 64% 67% 65% 44% 22% 18% 0% 0% ADC NTST FCPT O SRC NNN STOR EPRT 5 NTST's Stable, Defensive Cash Flow Profile Drives Superior Risk-Adjusted Returns Source: Company Filings as of 12/31/2021. 1. NNN, FCPT, SRC, EPRT, STOR, and O as of 12/31/2021. EPRT and STOR investment grade concentration assumed to be 0%, although it is not disclosed by either company. Lease Rollover Investment Grade %1

7.3% 6.9% 6.6% 5.5% 5.2% 5.1% 5.0% 4.6% 4.4% 3.7% Portfolio Overview 6 Sources: Company data. Portfolio data represents portfolio as of 12/31/2021. 1. Represents tenants with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody's, or NAIC. High-quality, diversified portfolio consisting of 65.2% investment grade tenants across 41 states Key Portfolio Stats Properties 327 States 41 Portfolio Square Feet (in millions) 6.4 Tenants 67 Retail Sectors 23 % Occupancy 100% % Investment Grade Tenants (by ABR) 65.2% % Defensive Industry Exposure (by ABR) 86.6% Weighted Average Lease Term Remaining (Years) 9.9 Lease Turnover Through 2025 (by ABR) 5.4% National Footprint Across Attractive Markets Top 10 Tenants by % of ABR Investment Grade Rated BBB / Baa2 BB- / Ba3 Investment Grade Profile1 2 >1% and <3% ABR <1% ABR >5% and <10% ABR >3% and <5% ABR 0% ABR AK HI WA OR MT CA AZ WY NV ID UT CO NM TX OK ND SD NE KS LA AR MO IA MN WI IL IN MI OH KY TN FL MS AL GA SC NC VAWV PA DE NJ NY ME VT NH MA MD CT RI >10% ABR AA / Aa2 BBB / Baa2 IG Profile BBB- / Baa2 BBB / Baa2 A / Baa2 BBB+ / A3 BBB+ / Baa1 Sub-Investment Grade Rated

Convenience Stores: Discount Retail: Dollar Stores: Drug Stores & Pharmacies: Home Improvement: Portfolio Diversification In Defensive Retail Sectors Source: Company data. Portfolio data represents portfolio as of 12/31/2021. All figures represent percentage of portfolio ABR. Note: Due to rounding, respective defensive retail sector exposure may not precisely reflect the absolute figures. NETSTREIT offers a national diversified portfolio comprised primarily of defensive retail tenants Top Industries 50.2% Necessity 19.5% Discount 13.4% Other 1 14.5% 2 12.5% 3 11.4% 4 8.0% 5 7.9% 16.9% Service 2 86.6% of ABR Necessity Discount Service 7

Pre-144A (12/23/19) 144A to IPO IPO (8/13/20) Since IPO Current (12/31/21) Properties 93 70 163 164 327 States 28 6 34 7 41 Portfolio Size 1.4M SF 1.6M SF 3.0M SF 2.4M SF 6.4M SF ABR $17.8M $16.7M $34.5M $36.7M $71.2M Acquisition Volume – ~$264M – ~$593M – Acquisition Cap Rate – 6.6% – 6.5% – Disposition Volume – ~$10M – ~$71M – Disposition Cap Rate – 5.8% – 6.6% – Gross Asset Value ~$247M ~$262M ~$509M ~$553M ~$1.06B IG Concentration1 64% 0% 64% +1% 65% IG & IG Profile Concentration1 64% +8% 72% +10% 82% Top 10 Tenant Concentration1 62% (5%) 57% (3%) 54% Top Five Tenants1 NTST Portfolio Transformation 8 NETSTREIT has prudently allocated offering proceeds and recycled capital to grow the scale of its asset base while also improving portfolio quality through further diversification and increased exposure to defensive credit tenancy 2 Source: Company Filings and Company-provided data. 1. Calculated as % of ABR. 6.4% 7.5% 7.9% 8.9% 11.9%Baa2 / BBB Baa2 / BBB Baa1 / BBB+ Baa2 / BBB Baa2 / BBB- 4.9% 5.2% 6.1% 7.9% 12.7%Baa1 / AA- Aa2 / AA Baa2 / BBB IG Profile Baa1 / BBB+ 5.2% 5.5% 6.6% 6.9% 7.3%Baa2 / BBB Baa2 / A Baa2 / BBB- Baa2 / BBB IG Profile

Strong External Growth Profile $74.2 +$150.5 +$102.6 +$81.2 +$89.5 +$120.7 +$94.3 +$159.8 1Q'20 2Q'20 3Q'20 4Q'20 1Q'21 2Q'21 3Q'21 4Q'21 Completed Acquisitions New Quarterly Acquisitions 258 Completed Acquisitions 9 Source: Company data. 1. Includes funding for development projects. ($ in millions) Avg. Acquisition Activity per Completed Quarter = $109.1 million Cumulative Acquisitions Since 20191 Properties Acquired: 24 44 30 26 $224.7 $327.3 $498.1 2 1 $408.6 32 37 $618.8 28 $713.1 $872.9 37

Active Asset Management 10 NETSTREIT continuously tracks property performance and stratifies the portfolio to achieve consistent cash flows and balanced growth for its investors Source: Company data. Portfolio data represents portfolio as of 12/31/2021. Since inception, the Company has disposed of 57 properties totaling approximately $171.2 million, while also acquiring high-quality assets that have enhanced scale and materially improved portfolio performance metrics such as tenant quality, WALT, and geographic diversity Identify properties not meeting strategy and/or risk management criteria (i.e. rent coverage) Periodically review all properties for changes in performance, credit, and local conditions Pursue opportunities that align with objectives Practice disciplined underwriting strategy Leverage 1031 exchange transfers where possible to access deep, non- institutional market for portfolio optimization Strategic Recycling Disciplined Acquisitions Perpetual Stratification Active Monitoring Existing portfolio has been carefully curated 2

Three-Part Underwriting Philosophy 11 NETSTREIT leverages a disciplined, three-pronged approach to underwriting potential acquisitions which positions the Company to benefit from superior downside protection on its investments 3 REAL ESTATE VALUATION UNIT-LEVEL PROFITABILITY• Review underlying key real estate metrics to maximize re-leasing potential • Location analysis • Alternative use analysis • Determine rent coverage (min. 2.0x) and cost variability • Assess relative to corporate stability / real estate merits C B TENANT CREDIT UNDERWRITING • Evaluate corporate level financials • Assess business risks • Determine ownership/sponsorship • For Non-IG tenants, establish NETSTREIT implied credit rating A L e v e l o f U n d e rw ri ti n g E m p h a s is

Tenant Credit Underwriting 12 NETSTREIT employs a credit-focused underwriting strategy for all tenants – the MOST IMPORTANT element of the Company’s underwriting process that drives stable revenue and long-term return on investment Source: Company data. Portfolio data represents portfolio as of 12/31/2021. 1. IG stands for investment grade. Investment Grade (rated) Investment Grade Profile (unrated) Sub-IG (rated) & Sub-IG Profile (unrated)1 Description • Validated financial strength and stability • Professional management with standardized operational practices • Focus on corporate guarantee credit • Lower relative yields • Higher competition for deals • IG-caliber balance sheets without explicit rating • Threshold metrics: • >$1B in Sales • Debt / adjusted EBITDA of 2.0x • Well-capitalized retailers • National footprint with strong brand equity • Focus on real estate quality / unit-level profitability • Higher relative yields • Lower competition for deals Durability • Coverage and credit enhancements required given more susceptible to market disruptions % Of ABR 65.2% 16.4% 18.4% Lease Terms (WALT, Rent Bumps, etc.) Less negotiating leverage More negotiating leverage Most negotiating leverage Representative Tenants 81.6% Total Defensive, consistent performance through economic cycles 3 A

Focus on Investment Grade Tenants 13 Investment grade tenants have outperformed during economic downturns and largely avoided bankruptcy Sources: Capital IQ, Company data, The Deal Pipeline, Bloomberg, SNL Financial 1. Indicates best credit rating held after 1/1/2005 and date when the respective credit rating was assigned. Some credit ratings are pre-2005. Major Net Lease Retail Tenant Bankruptcies (2009 – 2020) Retail Tenant Bankruptcy Filing Date Best Credit Rating Prior to Filing (S&P / Moody’s)1 Investment Grade? Oct-20 B (Jul-12) / B2 (May-12) Mar-20 NR / NR Feb-20 NR / NR Jan-19 BB- (May-01) / B2 (Apr-01) Oct-18 BB+ (Mar-05) / Ba1 (Mar-05) Oct-18 B+ (Sep-15) / B1 (July-15) Sep-17 BB (Mar-04) / B1 (Aug-10) Mar-17 NR / NR Mar-16 B (Mar-06) / B2 (Mar-06) Jan-12 B (Nov-04) / NR Feb-11 NR / NR Mar-09 NR / NR A3

Real Estate Valuation 14 Real Estate closely follows Credit as a top priority: NETSTREIT utilizes a ground-up framework rooted in real estate fundamentals to underpin its valuation and further quantify the upside potential for a transaction Market-Level Considerations Property-Level Considerations • Fungibility of building for alternative uses • Replacement cost • Location analysis • Traffic counts • Nearby uses and traffic drivers, complementary nature thereof • Accessibility and parking capacity • Ingress and egress • Visibility / signage • Vacancy analysis • Marketability of the real estate without current tenant • List of likely replacement tenants • Rent analysis • Replacement rent versus current rent • Demographic analysis • Current demographics plus trends and forecasts • Competitive analysis • Market position versus competing retail corridors B3

Unit-Level Profitability 15 In assessing unit-level financial performance, NETSTREIT focuses on mission-critical properties with strong rent coverage and higher variability in operating costs Obtain Financial Information Perform Financial Analysis 2 Assess Investment Merits 1 3 • Provides clarity into location-specific performance • Analyze store demand dynamics, cost structure and liquidity profile • Determine whether property meets investment criteria • Obtain unit-level financial information from parent company if possible • If financials are not provided, utilize data provided by third party vendors to estimate sales by location • Third party data includes: • Cell phone traffic • Point of sales (POS) data • Triangulate P&L based on available information • Sales (per data vendors) • EBITDAR margin (per financials) • Rent (known quantity) • Account for variability in business model cost structure • Higher proportion of fixed costs = more variability in rent coverage • Determine store ranking within tenant’s broader operating portfolio based on estimated sales Key Unit-Level Investment Criteria Minimum 2.0x Rent Coverage✓ Higher Cost Variability✓ Ranks in Top Half of Tenant’s Store Portfolio ✓ C3

Portfolio Strategy / Investment Philosophy 16 Source: Company data. Portfolio data represents portfolio as of 12/31/2021. 1. Portfolio statistics by percentage of ABR. Current MetricsInvestment Philosophy Portfolio Strategy Defensive Tenancy in Necessity-Based and E-commerce-Resistant Retail Sectors1 86.6%Primarily Resilient, Cycle-Tested Investment Grade Credit Tenants with Durable Cash Flows1 >60% 81.6% (65.2% Investment Grade Credit and 16.4% Investment Grade Profile) Granular Assets in Highly Fragmented, Undercapitalized Market Segment $3.2M Avg. Asset Size $1 to $10M Avg. Asset Size Net Lease Retail Assets with Long Lease Term Benefiting From Contractual Rent Growth >10 Year WALT 9.9 Year WALT Diversification by Sector, Tenant, State1 <15% Sector <50% Top 10 Tenants <15% State 14.5% Sector 54.3% Top 10 Tenants 10.9% State Significant Focus on Fundamental Real Estate Underwriting Attractive cost basis with durable valuation supported by market rents and demos, physical structure and location, and alternative use analyses 4

Growth Strategy: Generating Both Quality & Quantity 17 The Company utilizes a multi-faceted growth strategy to deploy capital in a variety of investment structures in the Net Lease Retail sector, allowing it greater flexibility to build its portfolio from a larger opportunity set Investment Type Description Investment Source Commentary Current Owners Brokerage Network Development Partners Tenant Relationships Private Equity Existing Stabilized Acquire operating properties on the open market • Deepest and most liquid opportunity set • Actively monitored    Blend & Extend Acquire single-tenant property with short-term lease • Blend existing rent rate with new rate to extend lease term to at least 10 years    Build-to-Suit ("BTS") Fund construction for single-tenant property with long-term lease • Key driver of higher risk-adjusted returns • Collaborate in design and construction of property    Reverse Build-to-Suit Acquire a BTS property upon completion • Strong tenant relationship upon acquisition • Long lease terms, higher cap rates, comparable risk    Sale- Leaseback Acquire single-tenant property with a simultaneous long-term lease back to the seller • Capitalize on likelihood of increased corporate real estate monetization in light of current disruption    4

Bell Curve Investing – Focusing on the Right Side 18 Inefficiently Priced Assets “Market-Taker” Assets TYPICAL TRANSACTION - Large portfolio ($0.2b to $1.0b+) or outsized buyer pool - Well marketed transaction - Straight-froward transaction - Ability to finance transaction with high loan-to- value debt - Highly competitive, with sophisticated and well capitalized investors TYPICAL TRANSACTION - Smaller deal size ($1m to $20m) or limited buyer pool - Not highly marketed - May involve transaction structuring that limits buyer pool - Limited financing options - Less competitive, 1031 exchangers, family offices, and unsophisticated investors Efficiently Priced Assets 4

Senior Leadership 19 Source: Company data. 1. First Potomac Realty Trust was publicly traded on the NYSE until October 2017. Seasoned leadership team with significant net lease retail and public company experience Mark Manheimer President, CEO & Director Mr. Manheimer leads the overall strategy, acquisitions, underwriting, and asset management for the company Prior experience includes: • EB Arrow; CIO of the Single-Tenant Net Lease Group • Spirit Realty Capital (NYSE: SRC); EVP, Head of Asset Management from 2012 through 2016 • Member of Investment Committee • Led restructuring and extension of the largest tenant’s master lease, as well as subsequent sales of the assets leased to the tenant • Led due diligence in merger that doubled company size • Cole Real Estate Investments; Head of Sale-Leaseback Acquisitions from 2009 through 2012 • Realty Income Corporation (NYSE: O); Director of Underwriting from 2005 through 2009 Prior experience includes: • First Potomac Realty Trust (NYSE: FPO)1; EVP, CFO and Treasurer from 2012 through 2017 • Leading role in FPO’s $1.4 billion sale to Government Properties Income Trust (now Office Properties Income Trust, NASDAQ: OPI) • Provided valuable public company expertise in evaluating and recommending changes to corporate governance initiatives; active role in evaluating Board candidates • Successfully remediated a pre-existing material weakness with respect to financial controls • Federal Realty Investment Trust (NYSE: FRT); SVP, CFO and Treasurer from 2008 through 2012 Andy Blocher CFO, Treasurer & Secretary Mr. Blocher manages liabilities, capital raising, investor relations and financial reporting for the company High-Quality Real Estate Portfolio Conservative Capitalization 5

Key Personnel 20 Source: Company data. 1. First Potomac Realty Trust was publicly traded on the NYSE until October 2017. Experienced team of professionals drive NETSTREIT’s day to day operations Jeff Fuge Senior Vice President, Acquisitions • Joined in December 2019 • Prior experience includes: – Director of Capital Markets at EB Arrow – Senior Vice President at Compass Point Research & Trading – Client Relations Director at Aegis Financial • B.A. in History and minor in Business Administration from the College of Charleston; M.B.A. from George Washington University Chad Shafer Senior Vice President, Credit and Underwriting • Joined in May 2020 • Prior experience includes: – Various roles at JPMorgan Chase & Co., most recently as Executive Director – Wholesale Credit Risk – Other roles include Head of Real Estate Banking Portfolio Management, Head of Key Relationship Group – Credit Risk, Commercial Term Lending, and Credit Manager • B.S. in Finance from Butler University Kirk Klatt Senior Vice President, Real Estate • Joined in December 2019 • Prior experience includes: – Chief Acquisitions Officer, Single-Tenant Net-Lease at EB Arrow – Development Services Manager for Duke Realty Corporation (NYSE: DRE) • B.S. in Civil Engineering from Texas Tech University; M.B.A. from University of Texas at Dallas; licensed real estate salesperson in Texas Trish McBratney Senior Vice President and Chief Accounting Officer • Joined in May 2020 • Prior experience includes: – Chief Accounting Officer of American Bath Group – Chief Accounting and Administrative Officer of Mill Creek Residential Trust – Vice President and Controller of CyrusOne (NASDAQ: CONE) • B.S. in Accounting from Oklahoma State University; Certified Public Accountant Randy Haugh Senior Vice President, Finance • Joined in February 2020 • Prior experience includes: – U.S. Real Estate fund management group at The Carlyle Group (NASDAQ:CG) – Vice President of Finance and Director of Finance at First Potomac Realty Trust (NYSE: FPO)1 • B.S. in Economics and Certificate of Accounting from University of Virginia Amy An Investor Relations Manager • Joined in December 2019 • Prior experience includes: – Investor Relations Manager at EB Arrow – Investor Relations Associate and Real Estate Analyst at Capview Partners • B.S. in Business Administration from the University of Texas at Dallas – Naveen Jindal School of Management High-Quality Real Estate Portfolio Conservative Capitalization 5

Corporate Responsibility 21 ▪ Dedication to reducing the Company’s ecological footprint ▪ Endorsement of renewable resources and encouragement of tenants to practice leading sustainability initiatives ▪ Implementation of energy conservation practices in the office E Environmental Responsibility ▪ Emphasis on creating a culture driven by diversity & inclusion ▪ Commitment to employee well-being & satisfaction in the workplace ▪ Creation of leading employee training and development programs to promote growth S Social Responsibility ▪ Diverse management team & board of directors ▪ Enactment of ideal board features to enhance the Company’s fiduciary responsibility to shareholders ▪ Rigorous risk management procedures to protect shareholder interests G Corporate Governance Areas of Focus NETSTREIT is committed to fulfilling its responsibility as an outstanding corporate citizen The Company’s mission is to be the leader in the net lease industry by practicing and implementing innovative, impactful Environmental, Social and Governance policies with the highest ethical standards 5

Corporate Responsibility 22 NETSTREIT aligns its corporate responsibility efforts to support that of the United Nations Sustainable Development Goals (SDGs). 5 Promote health and well-being in our offices. Company provides insurance benefits to our employees and family. Company provides employees with fitness memberships. Ensure inclusive and equitable quality education and promote lifelong learnings opportunities for all. Company provides continuing education for employees and offers paid internship to college students. Ensure women’s full and effective participation and equal opportunities at all levels of decision-making. Over 40% of the board members and employee base are female. Promote sustained, inclusive, full and decent productive employment. Company culture promotes inclusivity and growth. Reduced inequality and empower and promote inclusion of all, irrespective of age, sex, race, religion, or economic status. Company culture promotes and empower inclusivity of all. Company has efforts to recruit in underserved communities.

Environmental Responsibility 23 5 We encourage sustainable practices among our employees and remain committed to make environmentally friendly decisions in our daily operations The new corporate headquarters is LEED v4 O+M: EB Gold Certified, meeting strict guidelines set forth by the Environmental Protection Agency The certification is the most rigorous of the green building program designations. The building achieved LEED certification for implementing practical and measurable strategies and solutions to achieve high performance in sustainable site development, water savings, and energy efficiency, materials selection, and indoor environmental quality The new headquarters also received the National Air Filtration Association Clean Air Award The building management partners with an urban beekeeping company to address declining bee populations and to create ecological awareness of bees

Environmental Responsibility 24 5 Our top tenants have corporate sustainability programs that govern their business operations. 18 of our top 20 tenants in our portfolio have ESG commitments Source: Company data. Portfolio data represents portfolio as of 12/31/2021. Corporate sustainability programs for each tenant is published on their website. ENVIRONMENTAL SOCIAL GHG/CO2 Emission Plastic Usage/ Sustainable Packaging Renewable Energy/Energy Conservation Water Conservation/ Clean Water Eco-Friendly Products/ Sustainably/ Ethically Sourced Products Waste Reduction/ Recycling Agriculture/ Deforestration Community Engagement/ Philanthropy Diversity, Equity and Inclusion Responsible Supply Chain Product Safety & Quality Walgreens ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ 7-Eleven ✓ ✓ ✓ ✓ ✓ ✓ Advance Auto Parts ✓ ✓ ✓ ✓ ✓ ✓ Dollar General ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ CVS ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Lowe's ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Sams/Wal-Mart ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Best Buy ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Floor & Décor ✓ ✓ ✓ ✓ ✓ Big Lots* ✓ ✓ ✓ ✓ ✓ Dollar Tree/ Family Dollar ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Home Depot ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Tractor Supply ✓ ✓ ✓ ✓ ✓ ✓ Ahold Delhaize (Food Lion and Stop & Shop) ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Burlington ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Kroger / Pick 'n Save ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Fresenius ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Kohl's ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓

Social Responsibility 25 5 Human Capital Management is the Cornerstone of our ESG and Corporate Strategy. We believe in the value of a diverse workforce and inclusive culture 401K Plan 100% company match of up to a 3% contribution, and 50% of up to the next 2% Insurance Health, dental, and vision insurance costs covered at 90% for employees and 60% for dependents Leave Ten weeks of paid maternity leave at 100% salary as well as four weeks of paid family bonding; Company also provides jury duty, witness leave, and military leave Paid Time Off A minimum of twenty-three PTO days Paid Holidays Twelve days of paid holidays Employee Assistance 24/7 toll-free hotline to access confidential counseling on various physical and mental health needs Continuing Education Reimbursement for certifications, tuition, courses, and seminars for continuing professional education BenefitsWorkforce Diversity Source: Company data. Female, 43% Male, 57% Asian, 13% Black, 9% Hispanic, 9% White, 70%

Corporate Governance 26 5 Source: Company data. We are committed to acting with honesty and integrity and conducting all corporate opportunities in an ethical manner Annual Director Elections Majority Voting Standard For Election of Directors Director Resignation Policy Annual Director and Committee Assessments No poison pill or differential voting stock structure to chill shareholder participation Shareholders’ right to amend the charter and bylaws by simple majority vote Separate non-executive Chair and CEO roles and Lead Independent Director with strong role and significant governance duties Governance Highlights Board Independence and Diversity 71% Independent Directors 60% Diverse Independent Directors 43% Female Directors 4 Fully Independent Committees

Board of Directors Lead Independent Director ▪ Compensation Committee Chair ▪ Investment Committee Chair ▪ Audit Committee Member Background ▪ Formerly AEW Capital Management, Head of AEW Real Estate Securities ▪ Formerly Landmark Land Company, VP Matt Troxell, CFA Independent Director ▪ Audit Committee Chair ▪ Nominating & Corporate Governance Committee Member Background ▪ Big Rock Partners, CFO ▪ Global Medical REIT (NYSE: GMRE) Independent Director and Audit Committee Chair ▪ Formerly Care Capital Properties (NYSE: CCP), CFO ▪ Formerly Ventas (NYSE: VTR), SVP – Capital Markets & Investor Relations Lori Wittman In addition to Mr. Manheimer, the Company’s board is comprised of six additional directors, five of whom are independent, each possessing diverse backgrounds in industry, public company and investment experience 27 Independent Director ▪ Nominating & Corporate Governance Committee Chair ▪ Compensation Committee Member ▪ Investment Committee Member Background ▪ Cedar Realty Trust (NYSE: CDR), EVP and COO ▪ Formerly Federal Realty Investment Trust (NYSE: FRT), COO, Mid-Atlantic Robin Zeigler Chairman of the Board Background ▪ EB Arrow, CEO: Commercial real estate developer & owner ▪ Formerly Cypress Equities Real Estate Investment Management, CIO ▪ Formerly with The Staubach Company Todd Minnis Independent Director ▪ Compensation Committee Member ▪ Nominating & Corporate Governance Committee Member Background ▪ Star Cypress Partners, President and CEO ▪ Formerly The Wentworth Group and Stafford Family Foundation, Vice President ▪ Veteran of the United States Air Force Heidi Everett Independent Director ▪ Audit Committee Member ▪ Investment Committee Member Background ▪ Inwood Capital Management, Manager ▪ Lindsay Corporation (NYSE: LNN), Director, serves on Audit Committee, and Corporate Governance and Nominating Committee ▪ Formerly with Bass Brothers / Taylor & Company Michael Christodolou 5

Company & Investment Highlights 28 NETSTREIT Is A Growth Company With A Defensive Net Lease Retail Strategy High-Quality, Diversified, and Defensive Net Lease Retail Portfolio Conservative Capitalization to Support Accretive Growth Active Asset Management to Achieve Optimal Portfolio Performance Disciplined Underwriters with Dual Focus on Credit AND Real Estate Multifaceted Investment Strategy Leveraging Deep Industry Relationships Durable and Defensive Cash Flows with Demonstrated Resiliency Seasoned Leadership Team with Extensive Track Record Platform Positioned for Scale

Definitions 29 ABR means annualized base rent. ABR is calculated by multiplying (i) cash rental payments (a) for the month ended December 31, 2021 (or, if applicable, the next full month's cash rent contractually due in the case of rent abatements, rent deferrals, recently acquired properties and properties with contractual rent increases, other than properties under development) for leases in place as of December 31, 2021, plus (b) for properties under development, the first full month's permanent cash rent contractually due after the development period by (ii) 12. Defensive Category is considered by us to represent tenants that focus on necessity goods and essential services in the retail sector, including discount stores, grocers, drug stores and pharmacies, home improvement, automotive service and quick-service restaurants, which we refer to as defensive retail industries. The defensive sub-categories as we define them are as follows: (1) Necessity, which are retailers that are considered essential by consumers and include sectors such as drug stores, grocers and home improvement, (2) Discount, which are retailers that offer a low price point and consist of off-price and dollar stores, (3) Service, which consist of retailers that provide services rather than goods, including, tire and auto services and quick service restaurants, and (4) Other, which are retailers that are not considered defensive in terms of being considered necessity, discount or service, as defined by us. Investment Grade (rated) represents tenants, or tenants that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BBB- (S&P), Baa3 (Moody's) or NAIC2 (National Association of Insurance Commissioners) or higher. Investment Grade Profile (unrated) represents tenants with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody's, or NAIC. Sub-investment grade (rated) represents tenants or tenants that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BB+ (S&P), Ba1 (Moody’s) or NAIC3 (National Association of Insurance Commissioners) or lower.

30 Investor Relations ir@netstreit.com 972-597-4825